Supplement dated October 18, 2002 to the Prospectus for
              VariTrak Variable Universal Life Insurance Policy

                                  issued by

                        National Life Insurance Company
                    National Variable Life Insurance Account


This Supplement updates certain information contained in the Prospectus. Please read it carefully and retain in for future reference.


Temporarily Increased Term Conversion Credits

Until December 31, 2002, National Life will temporarily offer increased one time credits for conversions of eligible National Life term insurance policies to VariTrak policies, as compared with the credits described on page 25 of the Prospectus. National Life will increase the one time credit from 12% to 25% of a target amount used to determine commission payments, on conversions of policies in their 2nd through 10th policy year. On policies in their first year, conversion credits will increase from 1% per month to 2% per month. No credit will be available for conversions of term policies after their 10th policy year, whether during the period of the increased credit or thereafter. For GRT policies, the credit described on page 25 of the Prospectus will not change.


Reinstatement by Section 419 Plans

In the case of policies owned by Internal Revenue Code section 419 plans, if the policyowner surrenders the policy, National Life will permit the insured to reinstate the policy with the insured as owner, subject to its normal reinstatement rules, within six months of the surrender.